Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

Fourth Quarter 2015 Conference Call

February 23, 2016

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Presentation Outline



XLX-88
HELIX

Work class ROV XLX – 88

Executive Summary



Executive Summary

($ in millions, except per share data)

	Three Months Ended						Twelve Months Ended			
	12/31/2015		12/31/2014		9/30/2015		12/31/2015		12/31/2014	
Revenues	$	158	$	207	$	182	$	696	$	1,107
Gross profit (loss):										
Operating	$	20	$	33	$	32	$	111	$	344
		13%		*16%*		*18%*		*16%*		*31%*
Asset impairments		(345)		-		-		(345)		-
Total	$	(325)	$	33	$	32	$	(234)	$	344
Goodwill impairment	$	(16)	$	-	$	-	$	(16)	$	-
Non-cash losses on equity investments	$	(123)	$	-	$	-	$	(123)	$	-
Net income (loss) applicable to common shareholders	$	(404)	$	8	$	10	$	(377)	$	195
Diluted earnings (loss) per share	$	(3.83)	$	0.08	$	0.09	$	(3.58)	$	1.85
Adjusted EBITDA[1]										
Business Segments	$	41	$	54	$	58	$	196	$	419
Corporate, eliminations and other		(7)		(15)		(7)		(23)		(41)
Adjusted EBITDA	$	34	$	39	$	51	$	173	$	378

[1]See non-GAAP reconciliations on slide 23

Executive Summary

HELIX ENERGY SOLUTIONS

- Q4 2015 EBITDA of $34.2 million compared to EBITDA of $51.5 million in Q3 2015
- Q4 2015 loss of $(3.83) per diluted share compared to earnings of $0.09 per diluted share in Q3 2015. Results were impacted by the following pre-tax charges:
  - Impairment charges of $256.2 million associated with our Production Facilities assets
  - Impairment charge of $205.2 million associated with the *Helix 534*
  - Impairment charge of $6.3 million associated with other Well Intervention assets
  - Goodwill impairment charge of $16.4 million associated with our Well Intervention business in the U.K.
  - Unrealized loss of $19.0 million associated with ineffectiveness of our FX derivative contracts

  The above items resulted in an after-tax impact of $(3.77) per diluted share
- Well Intervention – Q4 2015
  - *Q4000* utilization 98% in Q4 2015; *Q5000* utilization 78% in Q4 2015 after entering service late October; *Helix 534* idle all of Q4 2015 due to low activity levels
  - *Well Enhancer* utilization 67% in Q4 2015; *Skandi Constructor* utilization 45% in Q4 2015, vessel warm stacked mid-November; *Seawell* remains warm stacked
- Robotics – Q4 2015
  - Robotics chartered vessels and ROVs, trenchers and ROVDrills utilized 58% and 48%, respectively, during the fourth quarter

Executive Summary

HELIX ENERGY SOLUTIONS

Balance Sheet

- Liquidity[1] of approximately $744 million at 12/31/2015
- Cash and cash equivalents totaled $494 million at 12/31/2015
  - $16 million of cash used for scheduled principal debt repayments in Q4 2015
  - $40 million of cash used for capital expenditures in Q4 2015
- Net debt[2] of $267 million at 12/31/2015 compared to $307 million at 9/30/2015
- See debt instrument profile on slide 14
- Asset sales in Q1 2016
  - Aberdeen facility sale lease back for approximately $11 million
  - Interest in Marco Polo Hub for $25 million

[1]Liquidity is calculated as the sum of cash and cash equivalents ($494 million) and available capacity under our revolving credit facility ($250 million)
[2]Net debt is calculated as total long-term debt less cash and cash equivalents

Operational Highlights


Huisman

Business Segment Results

	Three Months Ended					
	12/31/2015		12/31/2014		9/30/2015	
Revenues						
Well Intervention	$ 89		$ 122		$ 95	
Robotics	62		81		83	
Production Facilities	18		22		19	
Intercompany elimination	(11)		(18)		(15)	
Total	$ 158		$ 207		$ 182	
Gross profit (A)						
Well Intervention (B)	12	*13%*	14	*12%*	9	*9%*
Robotics	2	*4%*	11	*14%*	17	*20%*
Production Facilities (C)	7	*38%*	8	*38%*	7	*37%*
Elimination and other	(1)		-		(1)	
Total	$ 20	*13%*	$ 33	*16%*	$ 32	*18%*

(A) Excludes goodwill impairment and equity earnings of investments

(B) Before asset impairment of $211.6 million in Q4 2015

(C) Before asset impairment of $133.4 million in Q4 2015

Fourth Quarter 2015

- 47% utilization across the well intervention fleet
- *Q4000* 98% utilization; *Q5000* 78% utilization after entering service late October; *Helix 534* was idle for the entire quarter
- *Skandi Constructor* 45% utilization, warm stacked mid-November
- *Well Enhancer* 67% utilization
- *Seawell* completed life extension, warm stacked in early September
- Robotics achieved 58% utilization on chartered vessel fleet; 48% utilization of ROVs, trenchers and ROVDrills



Well Enhancer

Well Intervention

Gulf of Mexico

- *Q4000* was 98% utilized during Q4 on various projects
- *Q5000* was 78% utilized during Q4 after entering service in late October; successfully carried out its first intervention program
- *Helix 534* was idle in Q4; vessel is in process of being cold stacked in Q1 2016
- IRS no.1 and IRS no.2 rental units remained on hire entire quarter

North Sea

- Combined utilization of 56% for the *Well Enhancer* and *Skandi Constructor* during Q4
- *Seawell* warm stacked in Avonmouth, Bristol, England
- *Skandi Constructor* fully utilized in U.K. sector until November 10th, then warm stacked in Blyth, England
- *Well Enhancer* was 67% utilized on variety of projects with good utilization in December (21 days)



The *Q5000* enroute to the Gulf of Mexico

Robotics

- 58% chartered vessel fleet utilization in Q4; 48% utilization for ROVs, trenchers and ROVDrills
- *Grand Canyon* was fully utilized in Q4 on jet trenching project offshore Brazil
- *Grand Canyon II* finished work in the North Sea in Q4, then transited to Gulf of Mexico where it went straight to work for Petrobras Americas; current plan is for vessel to remain in GOM for 2016
- *Deep Cygnus* performed trenching scopes in the North Sea, then commenced mobilization and transit for a walk-to-work project in Equatorial Guinea that will continue through Q1 2016
- *REM Installer* continued on ROV support projects in GOM
- *Olympic Canyon* was idle in October and November after returning from India upon completion of a multi-year charter to RIL; vessel was returned to owner November 30th as part of a negotiated agreement for early return of vessel (original return date May 2016)


T-1200

T1200 Trencher



Schilling ROV on *Grand Canyon II*

Utilization



100%
80%
60%
40%
20%
0%
47%
60%
67%
58%
87%
79%
48%
59%
73%
Q4 2015
Q3 2015
Q4 2014

Well Intervention Vessels
- *Skandi Constructor* [1]
- *Seawell* [2]
- *Well Enhancer*
- *Q4000*
- *Helix 534*
- *Q5000* [6]

ROV and Trencher Support Vessels
- *Olympic Canyon* [1,3]
- *Deep Cygnus* [1]
- *Grand Canyon* [1]
- *Grand Canyon II* [1,4]
- *REM Installer* [1]
- *Spot vessels* [1,5]

ROVs and Trenchers
- 52 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1]Chartered vessel
[2]Vessel completed life extension capital upgrades and was warm stacked in early September.
[3]Vessel returned to owner in November 2015
[4]Vessel entered fleet in late April 2015
[5]Additional spot vessels chartered during Q4 2014 for a total of 61 days
[6]Vessel entered fleet in late October 2015

Key Balance Sheet Metrics



Debt Instrument Profile

Total funded debt of $776 million at end of Q4 2015:

- $200 million Convertible Senior Notes – 3.25%[1] ($185 million net of unamortized debt discount)
- $255 million Term Loan – LIBOR + 2.75%[2]
  - Annual amortization payments of 5% in years 1 and 2, 10% in years 3 through 5
- $89 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $232 million Q5000 Loan – LIBOR + 2.50%[3]
  - Annual amortization payments of 14% over 5 years with a final balloon payment



Debt Instrument Profile at 12/31/2015
($ in millions)
$500
$400
$300
$200
$100
$0
$200
$255
$232
$89
2015
2016
2017
2018
2020
2027
Convertible Notes
Term Loan
MARAD Debt
Q5000 Loan

[1]Stated maturity 2032. First put/call date March 2018
[2]We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps
[3]We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile

HELIX ENERGY SOLUTIONS

($ in millions)



$2,000
$1,500
$1,000
$500
$0
Debt 1
$1,200
$900
$600
$300
$0
Liquidity 2
$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,155
$609
$1,019
$582
$566
$88
$551
$75
$761
$267
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
Gross Debt
Net Debt
Liquidity

Liquidity of approximately $744 million at 12/31/2015

[1]Net of unamortized debt discount under our convertible senior notes

[2]Liquidity is calculated as the sum of cash and cash equivalents ($494 million) and available capacity under our revolving credit facility ($250 million of the $600 million facility available based on TTM EBITDA)

[3]Net debt is calculated as total long-term debt less cash and cash equivalents

2016 Outlook


GRAND CANYON

2016 Outlook

HELIX ENERGY SOLUTIONS

The continuing low oil price environment does not bode well for an industry recovery in 2016 and more than likely suggests a year that will be even more challenging than 2015. Oil and gas companies (our customers) are announcing budgetary spending levels even lower than scaled back 2015 spending with reductions seen in the range of 20% to 40% in many cases.

What does this mean for Helix in 2016?

EBITDA

- We expect our 2016 results to be lower than the $173 million of EBITDA produced in 2015. How much lower is difficult to project right now as our customers are still working through the details of their budgeting process to determine which projects will be sanctioned and which will not. Key items / assumptions for 2016 include the following:
  - *Q5000* scheduled to commence operations for BP on April 1
  - *Siem Helix I* expected to commence operations for Petrobras in late Q3 2016
  - Robotics business unit expected to see a substantial reduction in activity and will struggle to break even in 2016
  - Total backlog of approximately $1.8 billion as of December 31, 2015

Over the next two months, 2016 should come more into focus, and hopefully we will be in a position to quantify EBITDA guidance with our first quarter earnings release.

2016 Outlook

CAPEX

We have sought to reduce capital expenditures where possible. Our capex forecast for 2016 is approximately $240 million with two major projects consuming the substantial majority of this spending:

- $95 million for the completion of the topside equipment to be used on the two Siem Helix vessels under contract to Petrobras
- $95 million for the ongoing construction of the *Q7000*, completion scheduled for the end of 2017. We have the option to defer delivery of the *Q7000* until late 2018, but we will still progress the project, albeit at a much slower pace than originally planned.
- $30 million in vessel maintenance and spares
- $20 million in intervention systems and other

2016 Outlook

Balance Sheet

- Our gross funded debt levels are scheduled to decrease from year end 2015 by $71 million ($776 million at 12/31/15 to $705 million at 12/31/16) as a result of scheduled principal payments. The senior portion of our debt at year end 2016 is scheduled to be $508 million.
- Our net debt level is expected to range between $350 million and $390 million at year end 2016, up from $267 million at year end 2015. The range takes into consideration many assumptions, including earnings levels, working capital changes, the sale of assets that have already transpired, expected tax refunds, etc.

2016 Outlook – Well Intervention

- The *Q4000* is expected to have good utilization for 2016
- The *Helix 534* is currently warm stacked (scheduled to finish thruster installation and sea trials in Q1); however, given the current industry conditions, we are making plans to cold stack the vessel
- The *Q5000* is scheduled to go operational for BP in April
- IRS no.1 and IRS no.2 on hire for part of Q1
- The *Seawell* is warm stacked in the U.K. and likely to remain so until May 2016
- The *Skandi Constructor* charter was extended through April 1, 2017 at reduced charter rates effective October 15, 2015
- The *Well Enhancer* has committed work starting in March and is expected to have good utilization in Q2 and Q3

2016 Outlook - Robotics

- *Deep Cygnus* to be fully utilized in Q1 2016 on West Africa walk-to-work project
- *REM Installer* to have high utilization in GOM through February 2016, after which the plan is to transit the vessel to Norway to take advantage of cold stack rates until charter expires in early July 2016
- Negotiated rate reductions on the Grand Canyon fleet of vessels and extended the charters
- *Grand Canyon* arrived back in the U.K. in January following completion of a project in Brazil; vessel has since been awarded a short project in the North Sea and further spot work is actively being pursued
- *Grand Canyon II* will become the GOM primary vessel after the *REM Installer* finishes current project around mid-February; spot market work is actively being pursued; we have recently been awarded spot work which will be performed in Q2. The majority of the vessel's 2016 planned utilization will be to provide ROV support
- *Grand Canyon III* is scheduled to be delivered to us May 1, 2016. We extended the activation date to May 2017 at a significant cost savings or alternatively we may activate the vessel at a discount to the working rate

Non-GAAP Reconciliations



Non-GAAP Reconciliations

HELIX ENERGY SOLUTIONS

($ in millions)	Three Months Ended 12/31/2015	Three Months Ended 12/31/2014	Three Months Ended 9/30/2015	Twelve Months Ended 12/31/2015	Twelve Months Ended 12/31/2014
Net income (loss) applicable to common shareholders	$ (404)	$ 8	$ 10	$ (377)	$ 196
Adjustments:					
Income tax provision (benefit)	(102)	(1)	-	(101)	67
Net interest expense	9	5	9	27	18
Other (income) expense	18	(1)	-	24	(1)
Depreciation and amortization	34	28	32	121	109
Asset impairments	345	-	-	345	-
Goodwill impairment	16	-	-	16	
Non-cash losses on equity investments	123	-	-	123	-
EBITDA	$ 39	$ 39	$ 51	$ 178	$ 389
Adjustments:					
Noncontrolling interests	-	-	-	-	(1)
Cash settlement of ineffective foreign currency derivative contracts	(5)	-	-	(5)	-
Gain on disposition of assets	-	-	-	-	(10)
Adjusted EBITDA	$ 34	$ 39	$ 51	$ 173	$ 378

We define EBITDA as earnings before income taxes, interest expense, net, other income or expense, net, and depreciation and amortization expense. We separately disclose our non-cash asset impairment charges, which, if not material, would be reflected as a component of our depreciation and amortization expense. Because these impairment charges are material to our 2015 results of operations, we have reported them as a separate line item in our condensed consolidated statement of operations. Non-cash goodwill impairment and non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the noncontrolling interests related to the adjustment components of EBITDA. Our measure of Adjusted EBITDA also excludes the gain or loss on disposition of assets. In addition, we include realized losses from the cash settlements of our ineffective foreign currency derivative contracts, which is excluded from EBITDA as a component of net other income and expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items that can vary substantially from company to company, and help investors meaningfully compare our results from period to period. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

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